Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-3538

Ladies and Gentlemen:

     On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act of 1933, as amended, a Supplement dated September 30, 1997 to the Partnership's final prospectus dated May 31, 1996.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                 September 1997

The net asset value of the Smith Barney Diversified Futures Fund L.P. II was $1,058.71 at the end of September, down 0.4% from the close of August. Profits in the financial futures markets partially offset losses incurred in the commodity markets, resulting in slightly negative performance for the month.

In the financial futures markets, advisors achieved strong gains in global interest rates, largely reflecting positions in the British Long gilt, Japanese Government bond and Australian 10-year bond. These gains offset losses incurred from positions in the U.S. 30-year bond. Modest gains were achieved in international stock market indices. Trading in the currency markets was unprofitable, mainly due to positions in the German mark and Swiss franc.

In the softs markets, advisors incurred losses from positions in coffee and sugar as both prices declined due to the expectation of a new supply from Brazil. Advisors experienced smaller losses in positions in the grains markets.

In the energy markets, advisors experienced small losses from positions in crude oil as prices fell due to an increase in inventory from summer lows. In the base and precious metals markets, advisors positions in silver and gold were unprofitable as prices for both metals rose during the month.

As we enter the fourth quarter, advisors remain positioned across a wide variety of markets in anticipation of trends becoming more evident. In the interim, volatility and reversals can be expected.



Important Note from the General Partner:

The following changes in the principals of the General Partner became effective in May 1997. Shelley Ullman and Maureen O'Toole each were appointed as Senior Vice President; Philip M. Waterman, Jr. resigned his positions as Vice Chairman and Director.


Smith Barney Futures Management Inc.

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                           For the Period September 1,
                           Through September 30, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized gains from trading                        $  1,042,702           1.06%
Change in unrealized gains/losses
from trading                                         (1,004,419)         (1.02)
                                                   ------------       ---------

                                                         38,283           0.04

Less, Brokerage commissions
and clearing fees ($16,743)                             554,066           0.56
                                                   ------------       ---------


Net realized and unrealized losses                     (515,783)         (0.52)
Interest Income                                         313,517           0.32
                                                   ------------       ---------

                                                       (202,266)         (0.20)
                                                   ------------       ---------

Less, Expenses:
Management fees                                         220,227           0.22
Other expenses                                           14,198           0.02
                                                   ------------       ---------

                                                        234,425           0.24
                                                   ------------       ---------

Net Loss                                               (436,691)         (0.44)%
                                                                      =========

Additions (3,863.0444 L.P. units at
August 31, 1997 net asset value
per unit of $1,063.41)                                4,108,000

Additions (3.7615 L.P. units at
August 31, 1997 net asset value
per unit of $1,063.41)                                    4,000

Redemptions (951.3471 units at
September 30, 1997 net asset value
per unit of $1,058.71)                               (1,007,201)
                                                    -----------

Increase in net assets                                2,668,108

Net Assets, August 31, 1997                          94,767,242

                                                    ===========
Net Assets, September 30, 1997                     $ 97,435,350
                                                    ===========


Net asset value per unit                           $   1,058.71
                                                    ===========
($97,435,350/92,032.0218 units)




To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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